Exhibit 10.46

SEVENTH AMENDMENT
OF ESI PENSION PLAN

This Seventh Amendment of ESI Pension Plan (the “Plan”) is adopted by ITT Educational Services, Inc. (the “Employer”).

Background

A.            The Employer originally established the Plan effective June 9, 1998.

B.            The Plan has been amended by a First, Second, Third, Fourth, Fifth and Sixth Amendment.

C.            The Employer now wishes to amend the Plan further.

Amendment

1.             Effective January 1, 2003, a new Section 7.01(d) is added to read as follows:

(d)           In 2003, after reaching her Normal Retirement Date, the Member Nancy Lohr received a single lump sum cash payment of the present value of her Cash Balance Account.  This Subsection (d) provides for and authorizes that distribution to her.

This Seventh Amendment of ESI Pension Plan is executed this 19th day of October, 2004.

ITT EDUCATIONAL SERVICES, INC.

	By:	/s/ Nina F. Esbin
(Signature)

Nina F. Esbin
(Printed)

Senior Vice President, Human Resources
(Title)

ATTEST:

/s/ Jenny Yonce
(Signature)

Jenny Yonce
(Printed)

Mgr, Benefits & HRIS
(Title)